Exhibit 32

CERTIFICATION PURSUANT TO U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of NovaMed, Inc. (the “Company”) for the fiscal quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas S. Hall, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas S. Hall
Thomas S. Hall
Chief Executive Officer
May 3, 2011

In connection with the Quarterly Report on Form 10-Q of NovaMed, Inc. (the “Company”) for the fiscal quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott T. Macomber, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott T. Macomber
Scott T. Macomber
Chief Financial Officer
May 3, 2011

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.